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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-43297, 333-62097 and 333-62099) of
International Home Foods Inc. of our report dated June 23, 1999 relating to the financial statements and supplemental schedules of International Home Foods 401(k) Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP



New York, New York
June 25, 1999